SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2003

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 412-553-4707

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.

The following information is furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition”, and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On July 8, 2003, Alcoa Inc. issued a press release announcing its earnings for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1. A copy of Supplemental Financial Information that accompanied the press release is attached hereto as Exhibit 99.2

Exhibit:

99.1	Press release, dated July 8, 2003, issued by Alcoa Inc.

99.2	Supplemental Financial Information of Alcoa Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ LAWRENCE R. PURTELL
Lawrence R. Purtell
Executive Vice President and General Counsel

Dated: July 9, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 8, 2003, issued by Alcoa Inc.

99.2	Supplemental Financial Information of Alcoa Inc.

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